EXHIBIT 24



          Powers of Attorney from the following persons are attached:


          Patricia C. Barron
          John R. Hall
          Robert L. Hintz
          William H. Joyce
          Mylle Bell Mangum
          D. Larry Moore
          James M. Ringler
          Samuel C. Scott, III
          Joe B. Wyatt

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ Patricia C. Barron
                                   ------------------------------
                                   Patricia C. Barron

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ John R. Hall
                                   ------------------------------
                                   John R. Hall

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ Robert L. Hintz
                                   ------------------------------
                                   Robert L. Hintz

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ William H. Joyce
                                   ------------------------------
                                   William H. Joyce

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ Mylle Bell Mangum
                                   ------------------------------
                                   Mylle Bell Mangum

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ D. Larry Moore
                                   ------------------------------
                                   D. Larry Moore

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ James M. Ringler
                                   ------------------------------
                                   James M. Ringler

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ Samuel C. Scott, III
                                   ------------------------------
                                   Samuel C. Scott, III

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of up to $150,000,000 principal amount of unsecured debt securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements, pricing supplements, and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall expire on the 30th day of April, 2000.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of April, 1999.




                                   /s/ Joe B. Wyatt
                                   ------------------------------
                                   Joe B. Wyatt